Table of Contents

Exhibit 10.16

SUPPLEMENTAL AGREEMENT NO. 12

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 8th day of February 2007, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

WITNESSETH:

     WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

     WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

     WHEREAS, Boeing and Buyer have agreed to the acceleration of one (1) firmly contracted Model 737-8EH aircraft from an April 2009 delivery position to now be a firmly contracted delivery in September 2008, and

     WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

     Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 12 (SA-12) into the Purchase Agreement.

2. Tables.

     Remove and replace, in its entirety Table 2, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 2 (attached hereto) in order to remove one (1) aircraft contracted for delivery in April 2009 and to add one (1) aircraft to now be firmly contracted for delivery in September 2008.

3. Exhibits.

     Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the removal of one (1) aircraft contracted for delivery in April 2009 and to add one (1) aircraft to now be firmly contracted for delivery in September 2008.

_______________________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By ________________________

Its       Attorney-In-Fact

GAC INC.

Its    /s/ Henrique Constantino          /s/ Constantino de Oliveira Junior              Witness    /s/ Fernando Sporleder Jr.
          Henrique Constantino              Constantino de Oliveira Junior                             Cmte. Fernando Sporleder Jr.
                                                                         Presidente                                                   Cad. 00033 - SAOPP

Its ______________________                                                                         Witness _______________________

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous
TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-5
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-12
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-10

EXHIBIT

A.	Aircraft Configuration	SA-5
A2.	Aircraft Configuration	SA-10
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
BFEl.	BFE Variables	SA-12
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SUPPLEMENTAL AGREEMENT NUMBER

2910-01	Customer Software
2910-02	Spares Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning

6-1162-DME-0706	Purchase Right Aircraft	SA-10
6-1162-DME-0707R1	Advance Payment Matters	SA-10
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R1	Special Matters	SA-10
6-1162-DME-0825	Market Risk - Escalation	SA-10
6-1162-DME-0841	Certain 2006 Aircraft Deliveries Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	--	---------	2007

Supplemental Agreement No. SA-12
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500

Engine Model/Thrust:	CFM56-7B27/B1
Airframe Price:		$58.854.000
Optional Features:		$613.400

Sub-Total of Airframe and Features:		$59.467.400
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		$59.467.400

Buyer Furnished Equipment (BFE) Estimate:		$1.294.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$90.000

Detail Specification:	D019A001-G (4/30/2004)
Airframe Price Base Year/Escalation
Formula:	jul/04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):		166,1
Base Year Index (CPI):		184,1

			Escalation
		Escalation	Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%

jul-2008	1	1,1398	$67.781.000	$587.810	$2.711.240	$3.389.050	$20.334.300

set-2008	1	1,1454	$68.114.000	$591.140	$2.724,560	$3.405.700	$20.434.200

nov-2008	1	1,1511	$68.453.000	$594.530	$2.738.120	$3.422,650	$20.535.900

mai-2009	1	1,1682	$69.470.000	$604.700	$2.778.800	$3.473.500	$20.841.000

jul-2009	1	1,1738	$69.803.000	$608.030	$2.792.120	$3.490.150	$20.940.900

ago-2009	1	1,1765	$69.963.000	$609.630	$2.798.520	$3.498.150	$20.988.900

out-2009	1	1,182	$70,290.000	$612.900	$2.811.600	$3.514.500	$21.087.000

dez-2009	1	1,1878	$70.635.000	$616.350	$2.825.400	$3.531.750	$21.190.500

mai-2010	1	1,2032	$71.551.000	$625.510	$2.862.040	$3.577.550	$21.465.300

jun-2010	1	1,2061	$71.724.000	$627.240	$2.868.960	$3.586.200	$21.517.200

[r] jul-2010	1	1,2088	$71.884.000	$628.840	$2.875.360	$3.594.200	$21.565.200

ago-2010	1	1,2117	$72.057.000	$630.570	$2.882.280	$3.602.850	$21.617.100

Boeing Proprietary

Supplemental Agreement No. SA-12
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery).

Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%

set-2010	1	1,2145	$72.223.000	$632.230	$2.888.920	$3.611.150	$21,666.900

out-2010	2	1,2178	$72.419,000	$634.190	$2.896.760	$3.620.950	$21.725.700

nov-2010	1	1,2207	$72.592.000	$635.920	$2.903.680	$3.629.600	$21.777.600

dez-2010	1	1,224	$72.788.000	$637.880	$2.911.520	$3.639.400	$2/.836.400

fev-2011	1	1,2306	$73.181.000	$641.810	$2.927.240	$3.659.050	$21.954.300

abr-2011	1	1,2375	$73.591.000	$645.910	$2.943.640	$3.679.550	$22.077.300

mai-2011	1	1,2404	$73.763.000	$647.630	$2.950.520	$3.688.150	$22.128.900

jun-2011	1	1,2435	$73.948.000	$649.480	$2.957.920	$3.697.400	$22.184.400

ago-2011	2	1,2497	$74,316.000	$653.160	$2.972.640	$3.715,800	$22.294.800

set-2011	1	1,2527	$74.495.000	$654.950	$2.979.800	$3.724.750	$22.348.500

out-2011	1	1,2555	$74.661.000	$656.610	$2.986.440	$3.733.050	$22.398.300

nov-2011	1	1,2586	$74.846.000	$658.460	$2.993.840	$3.742.300	$22.453.800

abr-2012	1	1,276	$75.880.000	$668.800	$3.035.200	$3.794.000	$22.764.000

mai-2012	1	1,2793	$76.077.000	$670.770	$3.043.080	$3.803.850	$22.823.100

jun-2012	1	1,2826	$76.273.000	$672.730	$3.050.920	$3.813.650	$22.881.900

jul-2012	1	1,2859	$76.469.000	$674.690	$3.058.760	$3.823.450	$22.940.700

Total:	30

Boeing Proprietary

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

    Customer will:

     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System
Complete 2005

Galley Inserts	Complete 2005
Seats (passenger)	Complete 2005
Cabin Systems Equipment	Complete 2005
Miscellaneous Emergency Equipment	Complete 2005
Cargo Handling Systems	****N/A****

BOEING PROPRIETARY

BOEING PROPRIETARY

2. On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
June 2006
(Early roll-out to support flight test, r/o 11/7/05)

Aircraft
Seats	4/19/06

Galleys/Furnishings	10/14/05

Miscellaneous Emergency Equipment	10/14/05

* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting,	2/19/06

Electronics	8/21/05

Textiles/Raw Material	7/11/05

* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock	1/9/06

Cargo Systems	N/A

Provision Kits	N/A

Radomes	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2006 (1)	July 2006 (2)
	Aircraft	Aircraft

Seats	5/19/06	5/22/06
Galleys/Furnishings	5/12/06	5/15/06
Miscellaneous Emergency Equipment	5/12/06	5/15/06
Electronics	5/12/06	5/15/06
Textiles/Raw Material	2/8/06	2/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2006 (1)	August 2006 (2)
	Aircraft	Aircraft

Seats	6/21/06	6/22/06
Galleys/Furnishings	6/14/06	6/15/06
Miscellaneous Emergency Equipment	6/14/06	6/15/06
Electronics	4/21/06	4/21/06
Textiles/Raw Material	3/10/06	3/13/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Prelirninary On-Dock Dates
	September 2006 (1)	September 2006 (2)
	Aircraft	Aircraft

Seats	7/21/06	7/24/06
Galleys/Furnishings	7/14/06	7/17/06
Miscellaneous Emergency Equipment	7/14/06	7/17/06
Electronics	5/21/06	5/24/06
Textiles/Raw Material	4/7/06	4/10/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	October 2006 (1)	October 2006 (2)
	Aircraft	Aircraft

Seats	8/23/06	8/24/06
Galleys/Furnishings	8/16/06	8/17/06
Miscellaneous Emergency Equipment	8/16/06	8/17/06
Electronics	6/23/06	6/24/06
Textiles/Raw Material	5/15/06	5/11/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2006 (1)	November 2006 (2)
	Aircraft	Aircraft

Seats	9/21/06	9/22/06
Galleys/Furnishings	9/14/06	9/15/06
Miscellaneous Emergency Equipment	9/14/06	9/15/06
Electronics	7/21/06	7/21/06
Textiles/Raw Material	6/8/06	6/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	March 2007	April 2007
	Aircraft	Aircraft

Seats	1/23/07	2/20/07
Galleys/Furnishings	1/16/07	2/13/07
Miscellaneous Emergency Equipment	1/16/07	2/13/07
Electronics	11/23/06	1/16/07
Textiles/Raw Material	9/21/06	10/30/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2007 (1)	July 2007 (2)
	Aircraft	Aircraft

Seats	5/22/07	5/23/07
Galleys/Furnishings	5/15/07	5/16/07
Miscellaneous Emergency Equipment	5/15/07	5/16/07
Electronics	3/22/07	3/23/07
Textiles/Raw Material	2/8/07	2/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2007 (1)	August 2007 (2)
	Aircraft	Aircraft

Seats	6/21/07	6/22/07
Galleys/Furnishings	6/14/07	6/15/07
Miscellaneous Emergency Equipment	6/14/07	6/15/07
Electronics	4/20/07	4/23/07
Textiles/Raw Material	3/12/07	3/13/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
September 2007

Aircraft

Seats	7/21/07
Galleys/Furnishings	7/14/07
Miscellaneous Emergency Equipment	7/14/07
Electronics	5/21/07
Textiles/Raw Material	4/9/07
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates
	October 2007 (1)	October 2007 (2)
	Aircraft	Aircraft

Seats	8/23/07	8/24/07
Galleys/Furnishings	8/16/07	8/17/07
Miscellaneous Emergency Equipment	8/17/07	8/17/07
Electronics	6/22/07	6/25/07
Textiles/Raw Material	5/10/07	5/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	October 2007 (3)	November 2007 (1)
	Aircraft	Aircraft

Seats	8/27/07	9/21/07
Galleys/Furnishings	8/20/07	9/14/07
Miscellaneous Emergency Equipment	8/20/07	9/14/07
Electronics	6/27/07	7/21/07
Textiles/Raw Material	5/14/07	6/8/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	November 2007 (2)	December 2007 (1)
	Aircraft	Aircraft

Seats	9/24/07	10/23/07
Galleys/Furnishings	9/17/07	10/16/07
Miscellaneous Emergency Equipment	9/17/07	10/16/07
Electronics	7/24/07	8/23/07
Textiles/Raw Material	6/11/07	7/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	December 2007 (2)	January 2008 (1)
	Aircraft	Aircraft

Seats	10/24/07	11/21/07
Galleys/Furnishings	10/17/07	11/14/07
Miscellaneous Emergency Equipment	10/17/07	11/14/07
Electronics	8/24/07	9/14/07
Textiles/Raw Material	7/12/07	8/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	January 2008 (2)	April 2008 (1)
	Aircraft	Aircraft

Seats	11/22/07	2/22/08
Galleys/Furnishings	11/15/07	2/15/08
Miscellaneous Emergency Equipment	11/15/07	2/15/08
Electronics	11/15/07	12/21/07
Textiles/Raw Material	8/10/07	10/31/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	April 2008 (2)	July 2008
	Aircraft	Aircraft

Seats	2/25/08	5/22/08
Galleys/Furnishings	2/18/08	5/15/08
Miscellaneous Emergency Equipment	2/18/08	5/15/08
Electronics	1/2/08	3/21/08
Textiles/Raw Material	11/3/07	2/8/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2008 (1)	August 2008 (2)
	Aircraft	Aircraft

Seats	6/23/08	6/24/08
Galleys/Furnishings	6/16/08	6/17/08
Miscellaneous Emergency Equipment	6/16/08	6/17/08
Electronics	4/23/08	4/24/08
Textiles/Raw Material	3/13/08	3/14/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
September 2008
Aircraft

Seats	7/23/08
Galleys/Furnishings	7/16/08
Miscellaneous Emergency Equipment	7/16/08
Electronics	5/23/08
Textiles/Raw Material	4/9/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates
	November 2008 (1)	November 2008 (2)
	Aircraft	Aircraft

Seats	9/22/08	9/23/08
Galleys/Furnishings	9/15/08	9/16/08
Miscellaneous Emergency Equipment	9/15/08	9/16/08
Electronics	7/22/08	7/23/08
Textiles/Raw Material	6/9/08	5/12/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	February 2009(1)	February 2009(2)
	Aircraft	Aircraft

Seats	12/15/08	12/16/08
Galleys/Furnishings	12/8/08	12/9/08
Miscellaneous Emergency Equipment	12/8/08	12/9/08
Electronics	10/15/08	10/16/08
Textiles/Raw Material	8/29/08	9/2/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

March2009
Aircraft

Seats	1/22/09
Galleys/Furnishings	1/15/09
Miscellaneous Emergency Equipment	1/15/09
Electronics	11/21/08
Textiles/Raw Material	9/30/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2009	July 2009 (1)
	Aircraft	Aircraft

Seats	3/23/09	5/21/09
Galleys/Furnishings	3/16/09	5/14/09
Miscellaneous Emergency Equipment	3/16/09	5/14/09
Electronics	1/23/09	3/20/09
Textiles/Raw Material	12/2/09	2/5/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	July 2009 (2)	August 2009
	Aircraft	Aircraft

Seats	5/22/09	6/24/09
Galleys/Furnishings	5/15/09	6/17/09
Miscellaneous Emergency Equipment	5/15/09	6/17/09
Electronics	3/23/09	6/17/09
Textiles/Raw Material	2/6/09	3/13/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	September 2009 (1)	September 2009 (2)
	Aircraft	Aircraft

Seats	7/23/09	7/24/09
Galleys/Furnishings	7/16/09	7/17/09
Miscellaneous Emergency Equipment	7/16/09	7/17/09
Electronics	5/22/09	5/26/09
Textiles/Raw Material	4/9/09	4/10/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	October 2009 (1)	October 2009 (2)
	Aircraft	Aircraft

Seats	8/21/09	8/24/09
Galleys/Furnishings	8/14/09	8/17/09
Miscellaneous Emergency Equipment	8/14/09	8/17/09
Electronics	6/22/09	6/23/09
Textiles/Raw Material	5/8/09	5/11/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2009	December 2009(1)
	Aircraft	Aircraft

Seats	9/22/09	10/21/09
Galleys/Furnishings	9/15/09	10/14/09
Miscellaneous Emergency Equipment	9/15/09	10/14/09
Electronics	7/22/09	8/20/09
Textiles/Raw Material	6/9/09	8/1/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	December 2009 (2)	December 2009 (3)
	Aircraft	Aircraft

Seats	10/22/09	10/23/09
Galleys/Furnishings	10/15/09	10/16/09
Miscellaneous Emergency Equipment	10/15/09	10/16/09
Electronics	8/21/09	8/17/09
Textiles/Raw Material	8/6/09	8/7/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	January 2010	May 2010 (1)
	Aircraft	Aircraft

Seats	11/18/09	3/23/10
Galleys/Furnishings	11/11/09	3/16/10
Miscellaneous Emergency Equipment	11/11/09	3/16/10
Electronics	9/18/09	1/22/10
Textiles/Raw Material	8/6/09	12/1/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	May 2010 (2)	May 2010 (3)
	Aircraft	Aircraft

Seats	3/24/10	3/25/10
Galleys/Furnishings	3/17/10	3/18/10
Miscellaneous Emergency Equipment	3/17/10	3/18/10
Electronics	1/25/10	1/26/10
Textiles/Raw Material	12/2/09	12/3/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	June 2010 (1)	June 2010 (2)
	Aircraft	Aircraft

Seats	4/22/10	4/23/10
Galleys/Furnishings	4/15/10	4/16/10
Miscellaneous Emergency Equipment	4/15/10	4/16/10
Electronics	2/22/10	2/23/10
Textiles/Raw Material	1/11/10	1/12/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	June 2010 (3)	July 2010 (1)
	Aircraft	Aircraft

Seats	4/26/10	5/20/10
Galleys/Furnishings	4/19/10	5/13/10
Miscellaneous Emergency Equipment	4/19/10	5/13/10
Electronics	2/26/10	3/19/10
Textiles/Raw Material	1/13/10	2/8/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2010 (2)	July 2010 (3)
	Aircraft	Aircraft

Seats	5/21/10	5/24/10
Galleys/Furnishings	5/14/10	5/17/10
Miscellaneous Emergency Equipment	5/14/10	5/17/10
Electronics	3/22/10	3/24/10
Textiles/Raw Material	2/9/10	2/10/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2010	September 2010
	Aircraft	Aircraft

Seats	6/22/10	7/22/10
Galleys/Furnishings	6/15/10	7/15/10
Miscellaneous Emergency Equipment	6/15/10	7/15/10
Electronics	4/22/10	5/14/10
Textiles/Raw Material	3/10/10	4/8/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	October 2010 (1)	October 2010 (2)
	Aircraft	Aircraft

Seats	8/23/10	8/24/10
Galleys/Furnishings	8/16/10	8/17/10
Miscellaneous Emergency Equipment	8/16/10	8/17/10
Electronics	7/23/10	6/24/10
Textiles/Raw Material	5/10/10	5/11/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	November 2010	December 2010
	Aircraft	Aircraft

Seats	9/22/10	10/22/09
Galleys/Furnishings	9/15/10	10/15/09
Miscellaneous Emergency Equipment	9/15/10	10/15/09
Electronics	7/22/10	8/21/09
Textiles/Raw Material	6/9/10	7/6/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	February 2011	April 2011 (1)
	Aircraft	Aircraft

Seats	12/15/10	2/18/11
Galleys/Furnishings	12/8/10	2/11/11
Miscellaneous Emergency Equipment	12/8/10	2/11/11
Electronics	10/8/10	12/17/10
Textiles/Raw Material	8/31/10	10/27/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	April 2011 (2)	May 2011
	Aircraft	Aircraft

Seats	2/21/11	3/23/11
Galleys/Furnishings	2/14/11	3/16/11
Miscellaneous Emergency Equipment	2/14/11	3/16/11
Electronics	12/21/10	1/24/11
Textiles/Raw Material	10/28/10	12/1/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	June 2011 (1)	June 2011 (2)
	Aircraft	Aircraft

Seats	4/21/11	4/22/11
Galleys/Furnishings	4/14/11	4/15/11
Miscellaneous Emergency Equipment	4/14/11	4/15/11
Electronics	2/21/11	2/24/11
Textiles/Raw Material	1/10/11	1/11/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2011 (1)	August 2011 (2)
	Aircraft	Aircraft

Seats	6/22/11	6/23/11
Galleys/Furnishings	6/15/11	6/16/11
Miscellaneous Emergency Equipment	6/15/11	6/16/11
Electronics	4/22/11	4/23/11
Textiles/Raw Material	3/10/11	3/11/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	September 2011	October 2011 (1)
	Aircraft	Aircraft

Seats	7/21/11	8/23/11
Galleys/Furnishings	7/14/11	8/16/11
Miscellaneous Emergency Equipment	7/14/11	8/16/11
Electronics	5/20/11	6/23/11
Textiles/Raw Material	4/7/11	5/10/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	October 2011 (2)	November 2011
	Aircraft	Aircraft

Seats	8/24/11	9/22/11
Galleys/Furnishings	8/17/11	9/15/11
Miscellaneous Emergency Equipment	8/17/11	9/15/11
Electronics	6/24/11	7/22/11
Textiles/Raw Material	5/11/11	6/9/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	February 2012	March 2012
	Aircraft	Aircraft

Seats	12/14/11	1/23/12
Galleys/Furnishings	12/7/11	1/16/12
Miscellaneous Emergency Equipment	12/7/11	1/16/12
Electronics	10/14/11	11/21/11
Textiles/Raw Material	8/30/11	10/1/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	April 2012 (1)	April 2012 (2)
	Aircraft	Aircraft

Seats	2/21/12	2/22/12
Galleys/Furnishings	2/14/12	2/15/12
Miscellaneous Emergency Equipment	2/14/12	2/15/12
Electronics	12/21/11	12/22/11
Textiles/Raw Material	10/28/11	10/31/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2012 (1)	May 2012 (2)
	Aircraft	Aircraft

Seats	3/22/12	3/23/12
Galleys/Furnishings	3/15/12	3/16/12
Miscellaneous Emergency Equipment	3/15/12	3/16/12
Electronics	1/23/12	1/24/12
Textiles/Raw Material	12/1/11	12/2/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	June 2012 (1)	June 2012 (2)
	Aircraft	Aircraft

Seats	4/20/12	4/23/12
Galleys/Furnishings	4/13/12	4/16/12
Miscellaneous Emergency Equipment	4/13/12	4/16/12
Electronics	2/20/12	2/23/12
Textiles/Raw Material	1/10/12	1/11/12
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
July 2012
Aircraft

Seats	5/22/12
Galleys/Furnishings	5/15/12
Miscellaneous Emergency Equipment	5/15/12
Electronics	3/22/12
Textiles/Raw Material	2/9/12
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

3. Additional Delivery Requirements

Customer will insure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

BOEING PROPRIETARY